UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 25, 2006
USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6677 Richmond Highway, Alexandria,		22306
Virginia

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4{c))

Item 8.01 Other Events.
On May 24, 2006, USA Mobility, Inc. announced final operating results for the fourth quarter and year ended December 31, 2005. The Company had announced preliminary and unaudited 2005 operating results on April 3, 2006, pending filing of its 2005 Form 10-K and financial restatements for the years ended 2002, 2003 and 2004 and interim periods of 2004 and 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
The information in this Item 8.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c)Exhibit 99.1
Description of Exhibit – Press Release dated May 24, 2006 (furnished pursuant to Item 8.01; not “filed” for purposes of Section 18 of the Exchange Act)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.
May 25, 2006	By:	/s/ Thomas L. Schilling
		Name:	Thomas L. Schilling
		Title:	Chief Financial Officer